Organization and Description of Business	6 Months Ended
Jan. 31, 2023
Organization and Description of Business [Line Items]
Organization and Description of Business
1: Organization and Description of Business
ZeroFox Holdings, Inc. (ZeroFox Holdings) is a holding company incorporated in the state of Delaware. ZeroFox Holdings was formerly known as L&F Acquisition Corp. (L&F) and was a blank check, Cayman Islands exempted company, incorporated on August 20, 2020. ZeroFox Holdings conducts its business through its wholly-owned, consolidated subsidiaries, primarily ZeroFox, Inc. and Identity Theft Guard Solutions, Inc.
The Company provides digital risk protection services and safeguards modern organizations from dynamic security risks across social, mobile, surface, deep web, dark web, email, and collaboration platforms. Using diverse data sources and artificial intelligence-based analysis, the ZeroFox Platform identifies and remediates targeted phishing attacks, credential compromise, data exfiltration, brand hijacking, executive and location threats, and more. The patented ZeroFox Software as a Service (“SaaS”) technology processes and protects electronic posts, messages, and accounts daily across the social and digital landscape, spanning social media platforms, mobile app stores, the deep web, dark web, domains, and more. The Company offers its services on a subscription basis.
On August 3, 2022 (the Closing Date), L&F, ZeroFox, Inc., and ID Experts Holdings, Inc. (IDX), consummated the business combination (the Business Combination) as contemplated by the Business Combination Agreement, dated as of December 17, 2021. In connection with the finalization of the Business Combination, L&F changed its name to ZeroFox Holdings, Inc. and changed its jurisdiction of incorporation from the Cayman Islands to the state of Delaware. The Company changed its fiscal year end to January 31.
The terms “ZeroFox”, “the Company”, and “Successor” refer to ZeroFox Holdings, Inc. and its subsidiaries, including ZeroFox, Inc. and ID Experts Holdings, Inc. after the Closing Date. The term “the Successor Period” refers to the duration of time including the finalization of the Business Combination through the end of current reporting period i.e., August 3, 2022, to January 31, 2023. The term “Predecessor” refers to ZeroFox, Inc. and its subsidiaries prior to the Closing Date. The term “the Year to Date Predecessor Period” refers to the duration of time from the first day of the current fiscal year to just prior to the finalization of the Business Combination i.e., February 1, 2022, to August 3, 2022.
The Company’s Common Stock is listed on The Nasdaq Global Market under the ticker symbol “ZFOX” and its warrants are listed on The Nasdaq Capital Market under the ticker symbol “ZFOXW”.
The Company provides an external cybersecurity platform and related services that protect organizations from threats outside the traditional corporate perimeter. These threats impact organizations, their brands, digital assets, and people, and include targeted phishing attacks, account takeovers, credential theft, data leakage, domain spoofing, and impersonations.
The Company’s cloud-native platform combines protection, intelligence, adversary disruption, and response services into an integrated solution (our Platform).
As result of internal efforts and our acquisition of IDX, the Company also provides data breach response services, and associated identity and privacy protection services, including prevention, detection, forensic services, notification, and recovery assistance.
Segment Information
Operating segments are defined as components of an enterprise for which discrete financial information is made available for evaluation by the chief operating decision maker (CODM) in making decisions regarding resource allocation and assessing performance. The CODM is the Company’s chief executive officer. The CODM views
the Company’s operations and manages its activities as a single operating segment. The Company’s assets are primarily located in the United States.